(PFG LOGO)

                                                        12500 West Creek Parkway
                                                              Richmond, VA 23238
                                                            Phone (804) 484-7700
                                                              FAX (804) 484-7701

                                  NEWS RELEASE
--------------------------------------------------------------------------------
FOR MORE INFORMATION:
                                                    Investor Contact:
MEDIA CONTACT:                                      KEVIN COLLIER
CHERYL MOORE                                        DIRECTOR, INVESTOR RELATIONS
DIRECTOR, CORPORATE COMMUNICATIONS                  (804) 287-8109
(804) 484-6273


                      PERFORMANCE FOOD GROUP REPORTS $0.35
                SECOND QUARTER NET EPS FROM CONTINUING OPERATIONS

     o NET EPS FROM CONTINUING OPERATIONS INCREASED 35% VERSUS PRIOR YEAR QUARTER TO $0.35 PER SHARE DILUTED

     o    STREET SALES INCREASED 6% VERSUS PRIOR YEAR QUARTER

RICHMOND, VA. (Aug. 7, 2006) - Performance Food Group (Nasdaq/NGS:PFGC) today announced results for the second quarter ended July 1, 2006.

"We are pleased with our 35% increase in net earnings per share in the quarter and we continue to be optimistic about the year," said Bob Sledd, Chairman and CEO. "We are aggressively implementing our strategy to grow higher margin street business while maintaining our focus on improving productivity by leveraging new technologies and standardization programs and implementing our procurement initiatives. Our efforts yielded solid progress in the growth of street business. Overall sales declined slightly, reflecting our previously announced exit of certain lower margin multi-unit business and a slowing of sales in certain industry segments. In addition to our focus on growing street business, we are actively pursuing attractive restaurant chain opportunities. In the prior year quarter, we recognized a significant gain on the sale of our fresh-cut segment, which enabled us to return over $400 million of proceeds to our shareholders."

Consolidated net sales from continuing operations in the second quarter were approximately $1.4 billion, a decrease of approximately 1%, compared to the prior year quarter. Inflation for the quarter was nominal. Net earnings from continuing operations for the second quarter amounted to approximately $12.2 million, which was unchanged compared to the same quarter in the previous year. Net earnings include the impact of stock compensation expense of approximately $0.9 million after tax for the quarter, or approximately $0.03 per share diluted. Net earnings per share from continuing operations increased approximately 35% to $0.35 per share diluted, compared to $0.26 per share diluted in the prior year quarter, on approximately 27% fewer shares outstanding. Excluding stock compensation expense, net earnings per share from continuing operations in the second quarter amounted to approximately $0.38 per share diluted.


                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 2
August 7, 2006
--------------------------------------------------------------------------------


Consolidated net sales from continuing operations for the first six months of 2006 were approximately $2.9 billion, an increase of approximately 1% from the prior year period. Inflation was nominal for the same period. Net earnings from continuing operations in the period increased approximately 5% to $17.8 million compared to approximately $16.9 million in the prior year period. Net earnings include the impact of stock compensation expense of approximately $1.4 million after tax for the period, or approximately $0.04 per share diluted. Net earnings per share from continuing operations increased approximately 42% to $0.51 per share diluted, compared to $0.36 per share diluted in the same period in the previous year, on approximately 27% fewer shares outstanding. Excluding stock compensation expense, net earnings per share from continuing operations in the period amounted to approximately $0.55 per share diluted.

On June 28, 2005, the Company completed the sale of its fresh-cut segment to Chiquita Brands International, Inc. Accordingly, net earnings during the second quarter of 2005 included the gain on the sale of the fresh-cut segment. All amounts pertaining to the Company's fresh-cut segment are accounted for as discontinued operations.

"Sales in our customized segment increased approximately 4% during the second quarter compared to the prior year quarter," added Mr. Sledd. "Sales growth during the quarter was driven by growth with existing customers. The customized segment experienced deflation of approximately 2% in the quarter."

"In the broadline segment, we maintained our momentum in growing higher margin street business, however, sales in broadline decreased by approximately 4% in the second quarter versus the prior year quarter and were impacted by our exit of lower margin multi-unit business during late 2005 and the first quarter of 2006. Our higher margin street sales increased approximately 6% over the prior year quarter. Inflation amounted to approximately 1% in the quarter. Results in the broadline segment were also impacted by the investment in our expanded street sales force and by higher fuel costs, offset in part by favorable trends in insurance costs. We are pleased with the continued positive change in our mix of higher margin street sales in broadline."

Mr. Sledd concluded, "Our balance sheet remains exceptionally strong with a debt to capital ratio of less than 1% at the end of the second quarter, excluding $130 million of interests in accounts receivable sold under an accounts receivable purchase facility. Free cash flow was approximately $7.4 million during the second quarter, compared to a use of free cash of approximately $0.5 million in the prior year quarter. Based on current business trends, we expect net earnings per share to be in the range of $0.32 to $0.36 per share diluted for the third quarter of 2006. For the 2006 year, we expect net earnings per share to be in the range of $1.22 to $1.30 per share diluted, which reflects our anticipated stock compensation expense for the year of approximately $5.0 to $5.5 million, or approximately $0.09 to $0.10 per share. Excluding the impact of stock compensation expense, our net earnings per share projection for the year is approximately $1.31 to $1.40 per share diluted."


                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 3
August 7, 2006
--------------------------------------------------------------------------------


Performance Food Group markets and distributes more than 66,000 national and private label food and food-related products to approximately 44,000 restaurants, hotels, cafeterias, schools, healthcare facilities and other institutions. For more information on Performance Food Group, visit www.pfgc.com.

         Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are based on current expectations and management's estimates; actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to, general economic conditions; the Company's ability to achieve projected operational efficiencies and increase sales; the relatively low margins and economic sensitivity of the foodservice business; the Company's reliance on major customers; the ability to identify and successfully complete acquisitions of other foodservice distributors; the Company's ability to successfully develop, produce and market new products and management of the Company's planned growth, all as detailed from time to time in the reports filed by the Company with the Securities and Exchange Commission.










                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 4
August 7, 2006
-------------------------------------------------------------------

                         PERFORMANCE FOOD GROUP COMPANY

                              UNAUDITED FINANCIAL
                                   HIGHLIGHTS


(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)              THREE MONTHS ENDED
--------------------------------------------------------       ------------------------
                                                                 JULY 1,      JULY 2,
                                                                  2006          2005
                                                               ----------    ----------
Net sales from continuing operations                           $1,448,027    $1,456,735

Earnings from continuing operations, net of tax                $   12,168    $   12,246
Earnings from discontinued operations, net of tax                      --        10,591
Gain on sale of fresh-cut segment, net of tax                          13       180,958
                                                               ----------    ----------
       Net earnings                                            $   12,181    $  203,795

Weighted average number of shares outstanding:
     Basic                                                         34,191        46,955
     Diluted                                                       34,797        47,608

Earnings per common share:
     Basic earnings per common share-continuing operations     $     0.36    $     0.26
     Basic earnings per common share-discontinued operations           --          0.23
     Gain on sale of fresh-cut segment                                 --          3.85
                                                               ----------    ----------
       Net earnings                                            $     0.36    $     4.34

     Diluted earnings per common share-continuing operations   $     0.35    $     0.26
     Diluted earnings per common share-discontinued operations         --          0.22
     Gain on sale of fresh-cut segment                                 --          3.80
                                                               ----------    ----------
       Net earnings                                            $     0.35    $     4.28



                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 5
August 7, 2006
-------------------------------------------------------------------




                         PERFORMANCE FOOD GROUP COMPANY
                         UNAUDITED FINANCIAL HIGHLIGHTS



(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)                SIX MONTHS ENDED
--------------------------------------------------------       -------------------------
                                                                 JULY 1,        JULY 2,
                                                                  2006           2005
                                                               ----------     ----------

Net sales from continuing operations                           $2,917,520     $2,879,542

Earnings from continuing operations, net of tax                $   17,842     $   16,929
Earnings from discontinued operations, net of tax                      --         19,603
(Loss) gain on sale of fresh-cut segment, net of tax                  (18)       180,958
                                                               ----------     ----------
        Net earnings                                           $   17,824     $  217,490

Weighted average number of shares outstanding:
     Basic                                                         34,298         46,913
     Diluted                                                       34,858         47,505

Earnings per common share:
     Basic earnings per common share-continuing operations     $     0.52     $     0.36
     Basic earnings per common share-discontinued operations           --           0.42
     Gain on sale of fresh-cut segment                                 --           3.86
                                                               ----------     ----------
        Net earnings                                           $     0.52     $     4.64

     Diluted earnings per common share-continuing operations   $     0.51     $     0.36
     Diluted earnings per common share-discontinued operations         --           0.41
     Gain on sale of fresh-cut segment                                 --           3.81
                                                               ----------     ----------
        Net earnings                                           $     0.51     $     4.58






                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 6
August 7, 2006
-------------------------------------------------------------------


PERFORMANCE FOOD GROUP COMPANY
CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
JULY 1, 2006
(IN THOUSANDS)



                                                         JULY 1,        DEC. 31,
                                                          2006           2005
                                                      ----------     -----------
ASSETS
------
Cash and cash equivalents                             $   98,658     $   99,461
Accounts and notes receivable, net, including
     retained interest in securitized receivables        186,830        190,481
Inventories                                              283,881        303,073
Other current assets                                      28,554         29,188
Current assets from discontinued operations                3,108         10,115
                                                      ----------     ----------
     Total current assets                                601,031        632,318
                                                      ----------     ----------
Property, plant and equipment, net                       268,813        255,816
Goodwill, net                                            356,597        356,597
Other intangible assets, net                              49,346         51,213
Other assets                                              17,439         16,346
                                                      ----------     ----------
     Total assets                                     $1,293,226     $1,312,290
                                                      ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Checks in excess of deposits                          $   93,110     $  100,335
Trade accounts payable                                   256,195        258,791
Current installments of long-term debt                       572            573
Other current liabilities                                126,590        122,885
Current liabilities from discontinued operations           5,811          6,540
                                                      ----------     ----------
     Total current liabilities                           482,278        489,124
                                                      ----------     ----------
Long-term debt, excluding current installments             2,961          3,250
Deferred income taxes                                     44,441         43,399
Shareholders' equity                                     763,546        776,517
                                                      ----------     ----------
     Total liabilities and shareholders' equity       $1,293,226     $1,312,290
                                                      ==========     ==========





                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 7
August 7, 2006
-------------------------------------------------------------------

PERFORMANCE FOOD GROUP COMPANY
CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)
JULY 1, 2006
(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)



                                                    THREE MONTHS ENDED                             SIX MONTHS ENDED
                                                JULY 1,               JULY 2,                 JULY 1,             JULY 2,
                                                 2006                  2005                    2006                2005
                                              -------------------------------------------  ----------------------------------------
Net sales                                     $ 1,448,027  100.0%  $ 1,456,735   100.0%    $ 2,917,520  100.0%  $ 2,879,542   100.0%
Cost of goods sold                              1,254,824   86.7%    1,267,343    87.0%      2,537,063   87.0%    2,510,234    87.2%
                                              ----------------------------------------     ----------------------------------------
    Gross profit                                  193,203   13.3%      189,392    13.0%        380,457   13.0%      369,308    12.8%
Operating expenses                                171,673   11.8%      167,441    11.5%        348,205   11.9%      337,931    11.7%
                                              ----------------------------------------     ----------------------------------------
   Operating profit                                21,530    1.5%       21,951     1.5%         32,252    1.1%       31,377     1.1%
                                              ----------------------------------------     ----------------------------------------
Other income (expense):
 Interest income                                      390                  377                     862                  502
 Interest expense                                    (370)              (1,540)                   (724)              (2,513)
 Loss on sale of receivables                       (1,862)              (1,235)                 (3,499)              (2,241)
 Other, net                                            66                  264                     153                  303
                                              ----------------------------------------     ----------------------------------------
    Other expense, net                             (1,776)  -0.1%       (2,134)   -0.1%         (3,208)  -0.1%       (3,949)   -0.1%
                                              ----------------------------------------     ----------------------------------------
 Earnings before income taxes from
   continuing operations                           19,754    1.4%       19,817     1.4%         29,044    1.0%       27,428     1.0%
Income taxes                                        7,586    0.6%        7,571     0.6%         11,202    0.4%       10,499     0.4%
                                              ----------------------------------------     ----------------------------------------
 Earnings from continuing operations,
   net of tax                                      12,168    0.8%       12,246     0.8%         17,842    0.6%       16,929     0.6%
                                              ----------------------------------------     ----------------------------------------
 Earnings from discontinued operations,
   net of tax                                          --               10,591                      --               19,603
 Gain (loss) on sale of fresh-cut
   segment, net of tax                                 13              180,958                     (18)             180,958
                                              ----------------------------------------     ----------------------------------------
 Total earnings (loss) from discontinued
   operations, net of tax                              13              191,549                     (18)             200,561
                                              ----------------------------------------     ----------------------------------------
        Net earnings                          $    12,181          $   203,795             $    17,824          $   217,490
                                              ========================================     ========================================
Weighted average common shares outstanding:
   Basic                                           34,191               46,955                  34,298               46,913
   Diluted                                         34,797               47,608                  34,858               47,505
                                              ========================================     ========================================
Earnings per common share:
   Basic net earnings per common share:
     Continuing operations                    $      0.36          $      0.26             $      0.52          $      0.36
                                              ----------------------------------------     ----------------------------------------
     Discontinued operations                           --                 0.23                      --                 0.42
     Gain on sale of fresh-cut segment                 --                 3.85                      --                 3.86
                                              ----------------------------------------     ----------------------------------------
     Total earnings from discontinued
       operations                                      --                 4.08                      --                 4.28
                                              ----------------------------------------     ----------------------------------------
        Net earnings                          $      0.36          $      4.34             $      0.52          $      4.64
                                              ========================================     ========================================
   Diluted net earnings per common share:
     Continuing operations                    $      0.35          $      0.26             $      0.51          $      0.36
                                              ----------------------------------------     ----------------------------------------
     Discontinued operations                           --                 0.22                      --                 0.41
     Gain on sale of fresh-cut segment                 --                 3.80                      --                 3.81
                                              ----------------------------------------     ----------------------------------------
     Total earnings from discontinued
       operations                                      --                 4.02                      --                 4.22
                                              ----------------------------------------     ----------------------------------------
        Net earnings                          $      0.35          $      4.28             $      0.51          $      4.58
                                              ========================================     ========================================




                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 8
August 7, 2006
------------------------------------------------------------------


                         PERFORMANCE FOOD GROUP COMPANY

                              2006 COMPARED TO 2005
                                 SECOND QUARTER
                               SEGMENT DISCLOSURE



                                                                                    CORPORATE &      TOTAL CONTINUING
2006                                          BROADLINE       CUSTOMIZED            INTERSEGMENT        OPERATIONS
----------------------------------------------------------------------------------------------------------------------
SECOND QUARTER
Net external sales                            $ 863,463        $ 584,564            $     --          $ 1,448,027
Intersegment sales                                  101               53                (154)                  --
Total sales                                     863,564          584,617                (154)           1,448,027
Operating profit                                 21,123            7,891              (7,484)              21,530
    Operating profit margin                        2.45%            1.35%                 --                 1.49%
Interest expense (income)                         5,858            1,571              (7,059)                 370
Loss (gain) on sale of receivables                2,454              735              (1,327)               1,862
Depreciation                                      4,670            1,559                  79                6,308
Amortization                                        845               --                  --                  845
Capital expenditures                             11,596            1,697                 167               13,460




                                                                                    CORPORATE &      TOTAL CONTINUING
2005                                          BROADLINE        CUSTOMIZED           INTERSEGMENT        OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
SECOND QUARTER
Net external sales                            $895,853         $ 560,882            $     --          $ 1,456,735
Intersegment sales                                  78                54                (132)                  --
Total sales                                    895,931           560,936                (132)           1,456,735
Operating profit                                22,197             6,096              (6,342)              21,951
    Operating profit margin                       2.48%             1.09%                 --                 1.51%
Interest expense (income)                        3,964               377              (2,801)               1,540
Loss (gain) on sale of receivables               2,269               758              (1,792)               1,235
Depreciation                                     4,358             1,268                  75                5,701
Amortization                                       904                --                  --                  904
Capital expenditures                             3,974            15,819                  20               19,813



Total assets by reportable segment and a reconciliation to the condensed consolidated balance sheets were as follows:


                                      JULY 1,           DEC. 31,
                                       2006               2005
                                    ---------          ----------
Broadline                          $  848,483         $  858,211
Customized                            236,084            250,397
Corporate & Intersegment              205,551            193,567
Discontinued Operations                 3,108             10,115
                                   ----------         ----------
Total Assets                       $1,293,226         $1,312,290
                                   ==========         ==========


Note: 2005 segment disclosure has been reclassified to reflect the reallocation of certain corporate costs to the broadline segment to be consistent with the 2006 presentation.



                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 9
August 7, 2006
------------------------------------------------------------------


                         PERFORMANCE FOOD GROUP COMPANY

                              2006 COMPARED TO 2005
                                 SIX MONTHS YTD
                               SEGMENT DISCLOSURE


                                                                                    CORPORATE &      TOTAL CONTINUING
2006                                               BROADLINE       CUSTOMIZED       INTERSEGMENT        OPERATIONS
----------------------------------------------------------------------------------------------------------------------
SIX MONTHS YTD
Net external sales                                $1,731,949       $1,185,571        $     --           $2,917,520
Intersegment sales                                       269              120            (389)                  --
Total sales                                        1,732,218        1,185,691            (389)           2,917,520
Operating profit                                      31,326           15,764         (14,838)              32,252
    Operating profit margin                             1.81%            1.33%             --                 1.11%
Interest expense (income)                             10,901            2,959         (13,136)                 724
Loss (gain) on sale of receivables                     5,011            1,559          (3,071)               3,499
Depreciation                                           9,022            3,129             159               12,310
Amortization                                           1,706               --              --                1,706
Capital expenditures                                  22,655            2,633             213               25,501




                                                                                    CORPORATE &      TOTAL CONTINUING
2005                                               BROADLINE       CUSTOMIZED       INTERSEGMENT        OPERATIONS
----------------------------------------------------------------------------------------------------------------------
SIX MONTHS YTD
Net external sales                                $1,755,897       $1,123,645        $     --           $2,879,542
Intersegment sales                                       303              116            (419)                  --
Total sales                                        1,756,200        1,123,761            (419)           2,879,542
Operating profit                                      33,880           11,862         (14,365)              31,377
    Operating profit margin                             1.93%            1.06%             --                 1.09%
Interest expense (income)                              7,863              644          (5,994)               2,513
Loss (gain) on sale of receivables                     5,045            1,501          (4,305)               2,241
Depreciation                                           8,641            2,432             150               11,223
Amortization                                           1,811               --              --                1,811
Capital expenditures                                   9,236           29,017             106               38,359


Total assets by reportable segment and a reconciliation to the condensed consolidated balance sheets were as follows:



                                     JULY 1,           DEC. 31,
                                      2006               2005
                                   ----------         -----------
Broadline                          $  848,483         $  858,211
Customized                            236,084            250,397
Corporate & Intersegment              205,551            193,567
Discontinued Operations                 3,108             10,115
                                   ----------         ----------
Total Assets                       $1,293,226         $1,312,290
                                   ==========         ==========

Note: 2005 segment disclosure has been reclassified to reflect the reallocation of certain corporate costs to the broadline segment to be consistent with the 2006 presentation.



                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 10
August 7, 2006
------------------------------------------------------------------

                         PERFORMANCE FOOD GROUP COMPANY
                            NON-GAAP RECONCILIATIONS


PROJECTED 2006 EPS RECONCILIATION EXCLUDING IMPACT OF STOCK COMPENSATION EXPENSE


                                                              ESTIMATED DILUTED EPS
                                                          -----------------------------
                                                            LOW                HIGH
                                                          --------           ---------
Estimated full year 2006 diluted EPS                       $  1.22      --     $ 1.30
Add: Projected stock compensation expense (1)                 0.09      --       0.10
                                                           -------    ----     ------
Adjusted estimated full year 2006 diluted EPS to exclude
   stock compensation expense                              $  1.31      --     $ 1.40
                                                           =======    ====     ======



(1) Amount calculated as estimated pre-tax expense of $5.0 - $5.5 million, a projected tax rate of 38.5% and a projected weighted average shares of approximately 35.0 million.

IMPACT OF STOCK COMPENSATION ON DILUTED EPS


                                                           NET
THREE MONTHS ENDED JULY 1, 2006                          EARNINGS    SHARES     EPS
-------------------------------                         --------    ------   -------

Amounts reported for diluted EPS from continuing
  operations                                             $ 12,168    34,797   $ 0.35
Stock compensation, net of tax (2)                            909
                                                         --------   -------  -------
Adjusted diluted EPS from continuing operations
  excluding impact of stock compensation                 $ 13,077    34,797   $ 0.38
                                                         ========    ======   ======



(2) Amount calculated using continuing operations effective tax rate of 38.4%.


                                                        NET
SIX MONTHS ENDED JULY 1, 2006                         EARNINGS      SHARES     EPS
-----------------------------                        ---------      ------   -------
Amounts reported for diluted EPS from continuing
  operations                                         $ 17,842       34,858    $ 0.51
Stock compensation, net of tax (3)                      1,430
                                                     --------      -------    ------
Adjusted diluted EPS from continuing operations
  excluding impact of stock compensation             $ 19,272       34,858    $ 0.55
                                                     ========      =======    ======



(3) Amount calculated using continuing operations effective tax rate of 38.6%.



                                     -MORE-

Performance Food Group Reports Second Quarter Earnings
Page 11
August 7, 2006
------------------------------------------------------------------

                         PERFORMANCE FOOD GROUP COMPANY
                            NON-GAAP RECONCILIATIONS



FREE CASH FLOW



QUARTERLY                                              Q2 2006          Q2 2005
---------                                             ---------        ---------
Net income from continuing operations                 $ 12,168         $ 12,246
ADD BACK:
     Stock compensation expense                          1,478              295
     Amortization expense                                  845              904
     Amortization of deferred issue costs                   82              187
     Depreciation expense                                6,308            5,701
SUBTRACT:
     Capital expenditures                              (13,460)         (19,813)
                                                      --------         --------
FREE CASH FLOW                                        $  7,421         $   (480)
                                                      ========         ========





YEAR-TO-DATE                                         Q2 2006 YTD      Q2 2005 YTD
------------                                         -----------      -----------
Net income from continuing operations                  $ 17,842        $ 16,929
ADD BACK:
     Stock compensation expense                           2,329             314
     Amortization expense                                 1,706           1,811
     Amortization of deferred issue costs                   160             375
     Depreciation expense                                12,310          11,223
SUBTRACT:
     Capital expenditures                               (25,501)        (38,359)
                                                       --------       ---------
FREE CASH FLOW                                          $ 8,846       $  (7,707)
                                                       ========       =========





                                     -END-